UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2017

CENTURY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36491	68-0521411
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8390 East Crescent Parkway, Suite 650 Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 770-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933, as amended, or Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 4, 2017, pursuant to the Agreement and Plan of Merger, dated April 10, 2017 (the “Merger Agreement”), by and among Century Communities, Inc., a Delaware corporation (“Century Communities”), Casa Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Century Communities (“Merger Sub”), and UCP, Inc., a Delaware corporation (“UCP”), UCP merged with and into Merger Sub (the “Merger”), at which time the separate corporate existence of UCP ended, and Merger Sub survived the Merger as the surviving corporation. As a result of the Merger, Merger Sub, along with the legacy businesses of UCP and its subsidiaries, became direct and indirect wholly-owned subsidiaries of Century Communities.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Class A Common Stock, par value $0.01 per share, of UCP (the “UCP Class A Common Stock”) issued and outstanding immediately prior to the Effective Time, except for shares of UCP Class A Common Stock as to which the holders thereof have demanded appraisal in accordance with Section 262 of the General Corporation Law of the State of Delaware and have not effectively withdrawn or lost their rights to appraisal, was converted into the right to receive (i) $5.32 in cash, without any interest thereon, and (ii) 0.2309 of a duly authorized, fully paid and non-assessable share of common stock, par value $0.01 per share, of Century Communities (“Century Communities Common Stock”). No fractional shares of Century Communities Common Stock will be issued in the Merger, and UCP’s stockholders will receive cash in lieu of any fractional shares.

Based on the closing price of Century Communities Common Stock on August 3, 2017, the aggregate value of the Merger consideration received by UCP stockholders was approximately $207 million. The aggregate value of the Merger was approximately $358 million, including the payment of approximately $151 million of existing UCP indebtedness.

Trading of shares of UCP Class A Common Stock on the New York Stock Exchange (the “NYSE”) was suspended on August 4, 2017, and it is expected that UCP Class A Common Stock will be delisted from the NYSE on August 14, 2017.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the complete terms of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Century Communities’ Current Report on Form 8-K (as filed with the U.S. Securities and Exchange Commission on April 11, 2017) and is incorporated herein by reference.

Item 8.01.	Other Events.

On August 4, 2017, Century Communities issued a press release announcing the completion of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The historical audited consolidated financial statements of UCP, Inc. as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016, the notes related thereto, and management’s report on internal control over financial reporting as of December 31, 2016, are included with this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein by reference.

The historical unaudited condensed consolidated financial statements of UCP, Inc. as of June 30, 2017 and December 31, 2016 and for the three and six months ended June 30, 2017 and 2016, and the notes related thereto, are included with this Current Report on Form 8-K as Exhibit 99.3 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of Century Communities, Inc., which give effect to the Merger, as of and for the six months ended June 30, 2017 and for the year ended December 31, 2016, and the notes related thereto, are filed with this Current Report on Form 8-K as Exhibit 99.4 and incorporated herein by reference.

(d)

Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated April 10, 2017, by and among Century Communities, Inc., Casa Acquisition Corp., and UCP, Inc. (incorporated by reference to Exhibit 2.1 to Century Communities, Inc.’s Current Report on Form 8-K, filed with the SEC on April 11, 2017).*

99.1	Press Release of Century Communities, Inc., dated August 4, 2017.

99.2	Historical audited consolidated financial statements of UCP, Inc. as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016, the notes related thereto, and management’s report on internal control over financial reporting as of December 31, 2016 (incorporated by reference to UCP, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the SEC on March 3, 2017).

99.3	Historical unaudited condensed consolidated financial statements of UCP, Inc. as of June 30, 2017 and December 31, 2016 and for the three and six months ended June 30, 2017 and 2016, and the notes related thereto (incorporated by reference to UCP, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2017, filed with the SEC on August 3, 2017).

99.4	Unaudited pro forma condensed combined financial statements of Century Communities, Inc., which give effect to the Merger, as of and for the six months ended June 30, 2017 and for the year ended December 31, 2016, and the notes related thereto.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Century Communities hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

Forward-Looking Statements

This Current Report on Form 8-K, including the press release filed as Exhibit 99.1 hereto, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to Century Communities’ current expectations and are subject to the limitations and qualifications set forth in Century Communities’ other documents filed with the SEC. Actual events and/or results may differ materially from those projected in such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2017	CENTURY COMMUNITIES, INC.

	By:	/s/ David Messenger
Name: David Messenger
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated April 10, 2017, by and among Century Communities, Inc., Casa Acquisition Corp., and UCP, Inc. (incorporated by reference to Exhibit 2.1 to Century Communities, Inc.’s Current Report on Form 8-K, filed with the SEC on April 11, 2017).*

99.1	Press Release of Century Communities, Inc., dated August 4, 2017.

99.2	Historical audited consolidated financial statements of UCP, Inc. as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016, the notes related thereto, and management’s report on internal control over financial reporting as of December 31, 2016 (incorporated by reference to UCP, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the SEC on March 3, 2017).

99.3	Historical unaudited condensed consolidated financial statements of UCP, Inc. as of June 30, 2017 and December 31, 2016 and for the three and six months ended June 30, 2017 and 2016, and the notes related thereto (incorporated by reference to UCP, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2017, filed with the SEC on August 3, 2017).

99.4	Unaudited pro forma condensed combined financial statements of Century Communities, Inc., which give effect to the Merger, as of and for the six months ended June 30, 2017 and for the year ended December 31, 2016, and the notes related thereto.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Century Communities hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.